SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Virtus Opportunities Trust
Registration Nos. 811-07455 and 033-65137
(Name of Registrant as Specified in Its Charter/Declaration of Trust)
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
November 21, 2019
Dear Fund Shareholder:
Virtus Rampart Alternatives Diversifier Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), will hold a special meeting of shareholders at 2 p.m. Eastern time, on January 14, 2020, at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of two proposals being presented by the Board of Trustees of the Trust.
The close of business on October 28, 2019 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Shareholders of the Fund are being asked to appoint a new subadviser to the Fund by approving a new Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc., the Fund’s Investment Adviser, and Duff  & Phelps Investment Management Co.
Shareholders are also being asked to permit the Fund’s Investment Adviser to hire, terminate and replace subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner. Details about both proposals are included in the enclosed Proxy Statement, which also provides information about the voting process and the shareholder meeting.
The Board of Trustees has carefully assessed the proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board’s recommendation, please vote FOR both of the proposals on the enclosed proxy card.
YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Broadridge Financial Solutions, Inc. reminding you to vote your shares.
Sincerely,
George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information
of existing shareholders.
This letter is not authorized for distribution to prospective investors.
Mutual Funds distributed by VP Distributors, LLC

VIRTUS RAMPART ALTERNATIVES DIVERSIFIER FUND
A SERIES OF VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on January 14, 2020
To the Shareholders of Virtus Rampart Alternatives Diversifier Fund:
NOTICE IS HEREBY GIVEN THAT a special meeting of the Shareholders of Virtus Rampart Alternatives Diversifier Fund (the “Fund”), a series of Virtus Opportunities Trust (the “Trust”), a Delaware statutory trust, will be held at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, CT 06103, on January 14, 2020 at 2:00 p.m. Eastern Time and any adjournments thereof  (the “Meeting”) for the following purposes:
1.
To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. (“VIA”), and Duff  & Phelps Investment Management Co. (the “Subadviser”).

2.
To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund, to hire, terminate and replace affiliated (both wholly-owned and partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, and to permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

3.
To transact any other business that may properly come before the Meeting or any adjournment(s) thereof.

The Trust’s Board of Trustees recommends that shareholders of the Fund vote to approve the proposals.
The Board of Trustees has fixed the close of business on October 28, 2019, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.
Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
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Through the Internet — log on at the Internet address provided on the proxy card

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By telephone — call the toll-free number listed on the proxy card

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By mail — using the enclosed Proxy Card(s) and postage paid envelope

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In Person — at the Special Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.
By order of the Board of Trustees
Kevin J. Carr
Secretary
Virtus Opportunities Trust
November 4, 2019
Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS RAMPART ALTERNATIVES DIVERSIFIER FUND
A SERIES OF VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
(800) 243-1574
SPECIAL MEETING OF SHAREHOLDERS
To be held on January 14, 2020
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Rampart Alternatives Diversifier Fund (the “Fund”), which is a series of Virtus Opportunities Trust (the “Trust”). The proxies will be used at the special meeting of shareholders to be held at One Financial Plaza, Hartford, CT 06103, on January 14, 2020 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about November 25, 2019 or as soon as practicable thereafter. The close of business on October 28, 2019 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder on any matter on which such shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. On the Record Date the following shares were outstanding representing the following number of votes: Class A — 1,393,823, Class C — 1,393,823 and Class I — 1,826,266.
A copy of the Fund’s most recent annual and/or semi-annual report is available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing to Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.
It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trust. Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $26,000. The costs associated with this Proxy Statement will be paid by the Fund.

Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of the proposals contained in this Proxy Statement.
Thirty-three and one-third percent (33 1∕3%) of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the chairperson of the Meeting may adjourn the Meeting to permit further solicitation of voting instructions if the chairperson determines that an adjournment and further solicitation is reasonable and in the interest of shareholders. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation.
“Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but such proxy is not voted as to the proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. For each proposal in this Proxy Statement, abstentions and “broker non-votes” are treated as shares that are present for purposes of determining whether a quorum is present, but do not represent votes cast with respect to a proposal and have the same effect as a “no” or “against” vote.
Separate votes are taken by each share class only if a matter affects or requires the vote of only that class or that class’s interest in the matter differs from the interest of the other classes. The proposals contained in this Proxy Statement will be voted on by all of the Fund’s shareholders voting together.
BOARD OF TRUSTEES RECOMMENDATION
The Board of Trustees met on September 24 – 25, 2019 to discuss the proposals contained in this Proxy Statement. The Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), voted unanimously to approve the proposals. The Board of Trustees recommends that you vote “FOR” the proposals contained in this Proxy Statement.

PROPOSAL 1: APPROVAL OF THE SUBADVISORY AGREEMENT WITH DUFF & PHELPS INVESTMENT MANAGEMENT CO.
I. Introduction
Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”) serves as investment adviser to the Fund, pursuant to an investment advisory agreement between VIA and the Trust with respect to the Fund, as last amended on September 30, 2019 (the “Advisory Agreement”). Rampart Investment Management Company, LLC (“Rampart”) was appointed as investment subadviser to the Fund, pursuant to a subadvisory agreement dated August 25, 2017, by and among the Trust, VIA and Rampart (the “Current Subadvisory Agreement”). The Board, including a majority of the Independent Trustees, last renewed the Advisory Agreement and the Current Subadvisory Agreement with respect to the Fund at a meeting held on November 13 – 15, 2018.
In the role of Adviser to the Fund, VIA is responsible for, among other activities, (i) setting the Fund’s overall investment strategies and monitoring and evaluating investment programs and results, including performance; (ii) reviewing the Fund’s compliance with investment objectives, policies, restrictions; (ii) assisting with liquidity determinations and valuation of securities; and (iv) recommending to the Board whether subadvisory agreements should be renewed, modified, or terminated. The Fund has not been able to garner significant assets, and the Advisor noted concerns about anticipated continued outflows. Duff  & Phelps Investment Management Co. (the “Proposed Subadviser” or “DPIM”) has a long history of managing real asset strategies and the Adviser expects increased marketability as a result of the proposed subadviser change. As a result, the Adviser recommended to the Board of Trustees of the Trust that the Fund would benefit from replacement of Rampart with DPIM and the attendant investment strategy changes discussed below.
In connection with the recommendation to replace Rampart and appoint a new subadviser for the Fund, at a meeting of the Board of Trustees of the Trust held on September 24 – 25, 2019, the Trustees (including the Independent Trustees) determined to terminate the Current Subadvisory Agreement and approved a subadvisory agreement by and among the Trust, VIA and DPIM with respect to the Fund, subject to shareholder approval (“New Subadvisory Agreement”).
If approved by the shareholders, the New Subadvisory Agreement will become effective on or about January 16, 2020, and the Fund will be renamed the Virtus Duff  & Phelps Real Asset Fund. As discussed below, the New Subadvisory Agreement is similar to the Current Subadvisory Agreement, except for the subadviser, the effective date and term of the

Agreement, and certain other non-material exceptions. Under the New Subadvisory Agreement, VIA will pay a subadvisory fee to DPIM at the rate of 50% of the net advisory fee paid by the Fund to the Adviser, which is the same subadvisory fee the Adviser pays to Rampart under the Current Subadvisory Agreement. (However, since the advisory fee paid by the Fund to the Adviser is 0.00%, there is no subadvisory fee paid to the subadviser under the Current Subadvisory Agreement and there would be no subadvisory fee paid to the subadviser under the New Subadvisory Agreement.) As with the Current Subadvisory Agreement, the Fund does not pay the subadvisory fee under the New Subadvisory Agreement. The Adviser and DPIM and their affiliates provide advisory and subadvisory services to, and receive advisory and subadvisory and other fees from, the underlying funds in which the Fund may invest under both the Current Subadvisory Agreement and the New Subadvisory Agreement. The Advisory Agreement between the Trust and VIA relating to the Fund remains in effect and the fees payable to the Adviser by the Fund under the Advisory Agreement will not change.
II. The Current and New Subadvisory Agreements
The Current Subadvisory Agreement by and between VIA and Rampart
The Current Subadvisory Agreement provides that it will remain in effect until December 31, 2018, and will continue in full force and effect for successive periods of one year thereafter only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approved its continuance at least annually. Continuation of the Current Subadvisory Agreement has been approved through December 31, 2019, and is expected to be approved for a further period in order to provide shareholders time to consider approving the New Subadvisory Agreement. The Current Subadvisory Agreement is subject to termination by the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund, or by VIA or Rampart, in each case upon 30 days’ written notice, and would terminate automatically in the event of its assignment or in the event that the Advisory Agreement between VIA and the Fund was terminated.
The Current Subadvisory Agreement obligates Rampart to: (i) make investment decisions on behalf of the Fund; (ii) place all orders for the purchase and sale of investments for the Fund with brokers or dealers selected by Rampart; (iii) be responsible for voting (or refraining from voting) all proxies for portfolio securities in accordance with policies and procedures adopted by the Fund or by Rampart and approved by VIA; and (iv) perform certain limited related administrative functions in connection therewith.

The Current Subadvisory Agreement also generally provides that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of Rampart, Rampart would not be liable for any act or omission in the course of, or connected with, rendering services under the Current Subadvisory Agreement.
Under the Current Subadvisory Agreement, the Adviser paid a subadvisory fee to Rampart, at the rate of 50% of the net advisory fee paid by the Fund to the Adviser.
The current advisory fee rate is 0.00% and there are no agreements to reimburse or waive expenses. In computing the fee to be paid to Rampart, the net asset value of the Fund was calculated as set forth in the then current registration statement of the Fund. For the fiscal year ended September 30, 2019, the Adviser paid Rampart $0 in aggregate subadvisory fees, which was an effective subadvisory fee rate of 0.00% of net assets of the Fund.
The New Subadvisory Agreement by and between VIA and DPIM
The New Subadvisory Agreement provides that it would remain in effect for an initial period of two years, and thereafter for successive periods of one year only so long as the Board of Trustees, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement would be subject to termination by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, or by VIA or the Subadviser, upon sixty (60) days’ written notice and would terminate automatically in the event of its assignment and/or in the event of termination of the Fund’s Advisory Agreement with VIA.
Like the Current Subadvisory Agreement, the New Subadvisory Agreement would generally provide that, absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Agreement on the part of DPIM, DPIM would not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement, except to the extent otherwise provided by law; however, like the Current Subadvisory Agreement, DPIM would be responsible for any losses arising out of or resulting from a “trade error” caused by the negligent action or negligent omission of DPIM or an agent of DPIM.
Subadvisory Fee
Under the New Subadvisory Agreement, VIA would pay a subadvisory fee to DPIM at the rate of 50% of the net advisory fee paid by the Fund to the Adviser. However, the advisory fee rate would remain 0.00%, so no subadvisory fees will be paid to DPIM under the New Subadvisory Agreement. No expense reimbursements or waivers are contemplated under the New Subadvisory Agreement. The Adviser and DPIM and their affiliates provide advisory and subadvisory services to, and receive advisory and subadvisory and other fees from, the underlying funds in which the Fund may invest under both the Current Subadvisory Agreement and the New Subadvisory Agreement; the Adviser believes the subadvisory fee to be charged by the Subadviser is reasonable in light of the subadvisory services to be provided to the Fund. There is no difference between the aggregate subadvisory fee paid by the Adviser to Rampart during the last year compared to the subadvisory fee that would have been paid if the proposed subadvisory fee to be paid to DPIM had been in effect.
The Advisory Agreement between the Trust and the Adviser relating to the Fund remains in effect and the fee payable to the Adviser by the Fund under the Advisory Agreement will not change, so there is no increase in the management fees paid by the Fund as a result of the subadvisory fees under the New Subadvisory Agreement.
INFORMATION ABOUT VIA
VIA is located at One Financial Plaza, Hartford, Connecticut 06103. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), all of which are located at One Financial Plaza, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company, which, through its affiliates, provides asset management and related services to individuals and institutions. As of September 30, 2019, Virtus’ affiliated investment advisers had in aggregate approximately $104.1 billion in assets under management.
VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Virtus Funds’ shares. The Fund paid VP Distributors $88,034 during the last fiscal year for performing distribution services for the Fund. The principal office of VP Distributors is located at One Financial Plaza, Hartford, Connecticut 06103.
Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent and transfer agent for the Virtus Funds. The Fund paid Virtus Fund Services $55,547 during the last fiscal year for performing these services for the Fund. The principal office of Virtus Fund Services is located at One Financial Plaza, Hartford, Connecticut 06103.
VIA acts as an investment adviser to mutual funds and as adviser to institutional clients. As of September 30, 2019, VIA managed approximately

$31.1 billion in assets. For the fiscal year ended September 30, 2019, VIA was paid $0 in aggregate investment advisory fees for its services with regard to the Fund.
VIA does not currently serve as investment adviser to any funds or accounts that are managed similarly to the Fund.
George Aylward, Kevin Carr and Frank Waltman each serve as an officer of the Trust and as an officer of VIA. The other principal executive officers of VIA are: Michael Angerthal, Executive Vice President and Chief Financial Officer; David Fusco, Vice President and Chief Compliance Officer; David G. Hanley, Senior Vice President and Treasurer; and Wendy J. Hills, Executive Vice President, General Counsel and Assistant Clerk. The address of each such individual is c/o VIA, One Financial Plaza, Hartford, CT 06103.
For the fiscal year ended September 30, 2018, the Fund paid $1,644 in brokerage commissions. No brokerage commissions were paid by the Fund to any affiliated broker of VIA or DPIM.
INFORMATION ABOUT DUFF & PHELPS INVESTMENT MANAGEMENT CO.
Duff  & Phelps Investment Management Co., a wholly owned indirect subsidiary of Virtus, is located at 200 S. Wacker Drive, Suite 500, Chicago, IL 60606. DPIM acts as subadviser to mutual funds and as adviser or subadviser to closed-end mutual funds and to institutional clients. DPIM (together with its predecessor) has been in the investment advisory business for more than 70 years. As of September 30, 2019, DPIM had approximately $10.9 billion in assets under management on a discretionary basis.
If the New Subadvisory Agreement is approved, the current Rampart portfolio manager, Warun Kumar, will no longer serve as Portfolio Manager of the Fund. The following individuals would be jointly and primarily responsible for the day-to-day management of the Fund’s investments, and serve as portfolio managers of the Fund under the New Subadvisory Agreement:
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David Grumhaus.   Mr. Grumhaus is an executive managing director and senior portfolio manager at DPIM. Mr. Grumhaus leads the firm’s limited partnership and midstream MLP effort as head of the Infrastructure Group. He serves as co-portfolio manager of the Duff  & Phelps Select MLP and Midstream Energy Fund (NYSE: DSE), Virtus Duff  & Phelps Select MLP and Energy Fund, and Energy MLP Total Return Strategy. Prior to joining DPIM in 2014, Mr. Grumhaus served as a portfolio manager and director of research for Copia Capital, LLC. Previously, he was an investment banker for Goldman, Sachs & Co. and William Blair & Company, LLC. Mr. Grumhaus began his career in the investment industry in 1989.
•
Daniel Petrisko, CFA.   Mr. Petrisko is an executive managing director and the head of the portfolio solutions team at DPIM. He is responsible for oversight and management of institutional and retail fixed income and passive equity products, in addition to leverage financing for the Duff  & Phelps closed-end funds. Mr. Petrisko serves as the Chief Investment Officer of Duff  & Phelps Utility and Corporate Bond Trust Inc. and the Fixed Income Portfolio Manager of DNP Select Income Fund Inc. Prior to joining DPIM, Mr. Petrisko held positions in the Treasury and Investment areas of Citibank. He is a Chartered Financial Analyst® (CFA®) charterholder.

•
Steven Wittwer, CFA.   Mr. Wittwer is a managing director and portfolio manager for DPIM’s global listed infrastructure strategy. He serves as senior research analyst, concentrating his research on the global communications, transportation, and utilities sectors. Prior to joining DPIM in 2017, Mr. Wittwer was a portfolio manager and senior equity analyst at Great Lakes Advisors in Chicago. Previously, he worked for UBS Global Asset Management for 14 years in various capacities, including global head of the global telecom team, conducting research in the United States, Asia, and Europe, and a key participant on the UBS global technology team. He is a Chartered Financial Analyst® (CFA®) charterholder and a Certified Public Accountant (CPA) (inactive). He began his investment industry career in 1997.

The following persons serve as the principal executive officers of the Subadviser at the address for the Subadviser listed above and One Financial Plaza, Hartford, Connecticut 06103:
Name	Principal Occupation at DPIM
Michael A. Angerthal	Executive Vice President and Treasurer
George R. Aylward	Chairman
John Creswell	Executive Managing Director
Geoffrey P. Dybas	Executive Managing Director
David Grumhaus	Executive Managing Director
Wendy J. Hills	Executive Vice President, General Counsel and Assistant Secretary
Nathan I. Partain	President and Chief Investment Officer

Name	Principal Occupation at DPIM
Daniel J. Petrisko	Executive Managing Director
William Renahan	Senior Managing Director, Chief Compliance Officer and Secretary
DPIM does not currently serve as investment subadviser to any fund that has a similar investment objective or that is managed similarly to the Fund.
Investment Strategies and Risk Changes
The Board believes that Fund shareholders can benefit from management of the Fund’s assets by DPIM through its experience managing real assets strategies. The Board noted that the investment objective of the Fund will not change, but DPIM would manage the Fund using slightly different investment strategies with similar risk factors. The Fund will continue to be managed as a fund of funds, but DPIM would be required, under normal circumstances, to invest 80% of its net assets in underlying funds that primarily invest in real assets. Following is a comparison of the Fund’s investment strategies upon the change from Rampart to DPIM:
Rampart	DPIM
The Fund has an investment objective of long-term capital appreciation.
The Fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and ETFs (collectively, “underlying funds”) that employ diverse investment styles in alternative investment vehicles such as commodities, real estate investment trusts (“REITs”) and others. The Fund’s emphasis on diversification is intended to moderate volatility by limiting the effect of any one investment style. The purpose of the Fund is to provide a packaged investment option with an emphasis on investment styles that have less correlation to traditional equity markets.
Among the underlying funds in

The Fund has an investment objective of long-term capital appreciation.
The Fund seeks to achieve its objective by investing its assets in a mix of underlying affiliated and unaffiliated mutual funds and ETFs (collectively, “underlying funds”) representing a broad universe of real assets. The Fund’s subadviser expects that over the long term a multi-strategy real asset portfolio will mitigate the impact of inflation on the Fund’s assets. Real assets are securities whose underlying value is tied to a tangible asset or are linked or correlated to the rate of inflation. Under normal circumstances, the Fund will invest at least 80% of its net assets in underlying funds which substantially invest directly and indirectly in real assets. Real assets are broadly defined by the Fund and include: global real estate (including

Rampart	DPIM
which the Fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers including emerging markets issuers. Although the Fund does not concentrate its investments, certain of the underlying funds in which the Fund invests may concentrate their investments in a particular industry or market sector, such as real estate, or may engage in short sales.
The subadviser monitors the Fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or economic conditions, and investment opportunities.
The Fund may also invest in high-quality, short-term securities. The Fund is non-diversified under federal securities laws.

real estate investment trusts (“REITs” and real estate operating companies); natural resources; commodities; global infrastructure (sectors such as utilities, telecommunications and industrials); energy midstream Master Limited Partnerships (“MLPs”), General Partners (“GPs”) and C-corporations and that own midstream oil and natural gas assets; floating rate securities and global inflation-linked debt securities.
Among the underlying funds in which the Fund invests are equity funds that invest principally in equity securities of issuers of any capitalization, including those of foreign issuers, including emerging markets issuers. Under normal circumstances, the Fund will generally invest in affiliated mutual funds where available to represent the desired asset classes, and unaffiliated mutual funds and/or ETFs to represent the desired asset classes for which affiliated mutual funds are unavailable or deemed not to be appropriate for the Fund. The Fund is non-diversified under federal securities laws. The affiliated mutual funds in which the fund may invest include funds subadvised by the fund’s subadviser, Duff  & Phelps Investment Management Co. The Fund’s policy of investing at least 80% of its assets in underlying funds which substantially invest in real assets may be changed only upon 60 days’ written notice to shareholders.
The subadviser monitors the Fund’s allocations to the underlying funds and may periodically rebalance assets in response to changing market or

Rampart	DPIM
economic conditions, and investment opportunities. The Fund is not restricted as to the percentage of its assets that may be invested in underlying funds managed by the fund’s adviser, subadviser and/or portfolio managers.
Under DPIM’s management, the principal risk descriptions of the Fund would change to add Inflation Protected Investing Risk, Loan Risk and Real Estate Investment Risk as principal risks of the underlying funds:
Inflation Protected Investing Risk.   The risk that inflation-protected securities will react differently from other fixed income securities to changes in interest rates. The values of inflation-protected securities are anticipated to change in response to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. Generally, the value of an inflation-protected security will fall when real interest rates rise and will rise when real interest rates fall.
Loan Risk.   The risks that, in addition to the risks typically associated with high-yield/high-risk fixed income securities, loans (including floating rate loans) in which the fund invests may be unsecured or not fully collateralized, may be subject to restrictions on resale, and/or some loans may trade infrequently on the secondary market. Loans settle on a delayed basis, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans.
Real Estate Investment Risk.   The risk that the value of the fund’s shares will be negatively affected by changes in real estate values or economic conditions, credit risk and interest rate fluctuations, and changes in the value of the underlying real estate and defaults by borrowers.
The following principal risks of the underlying funds will remain as principal risks of the underlying funds: Commodity and Commodity-linked Instruments Risk, Credit Risk, Derivatives Risk, Emerging Market Investing Risk, Equity Real Estate Investment Trust (REIT) Securities Risk, Equity Securities Risk, Exchange-Traded Funds (ETFs) Risk, Foreign Investing Risk, High-Yield/High-Risk Fixed Income Securities (Junk Bonds) Risk, Income Risk, Industry/Sector Concentration Risk, Infrastructure-Related Investment Risk, Interest Rate Risk, Leverage Risk, Liquidity Risk, Market Volatility Risk, Master Limited Partnership (MLP) Risk, Preferred Stock Risk, Short Sales Risk, and Unrated Fixed Income Securities Risk.
The following principal risks of the Fund will remain as principal risks: Affiliated Fund Risk, Allocation Risk, Exchange-Traded Funds (ETFs) Risk, Fund of Funds Risk, Non-Diversification Risk, and Redemption Risk.

Basis for the Board’s Recommendation
In evaluating, approving and recommending to the Fund’s shareholders that they approve this proposal, the Board of Trustees requested and evaluated information provided by VIA and DPIM which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether entering into the New Subadvisory Agreement with DPIM would be in the best interests of the Fund and its shareholders. Prior to making its final decision, the Independent Trustees met with their independent counsel to discuss the information provided.
In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. In recommending that shareholders approve this proposal, the Trustees considered various factors, including:
•
the nature, extent and quality of the services to be provided by DPIM. The Trustees reviewed biographical information for the portfolio managers who would be providing services under the New Subadvisory Agreement and noted their depth of experience;

•
the rate of the investment subadvisory fee that would be paid by VIA (and not the Fund) under the Subadvisory Agreement, and the advisory fee paid by the Fund, which would remain unchanged from the advisory fees paid under the Advisory Agreement. The Trustees noted that the Advisory Fee is 0.00%, so there would be no subadvisory fee paid to the Subadviser under the New Subadvisory Agreement, and there is no contractual expense limitation;

•
the fact that the Adviser and DPIM and their affiliates provide advisory and subadvisory services to, and receive advisory and subadvisory and other fees from, the underlying funds in which the Fund may invest under both the Current Subadvisory Agreement and the New Subadvisory Agreement; and

•
the fact that there are no other tangible benefits to DPIM in providing investment advisory services to the Fund, other than the potential fees to be earned from the underlying funds which the Fund may invest. There may be certain intangible benefits gained to the extent that serving the Fund could enhance DPIM’s reputation in the marketplace, and, therefore, would enable DPIM to attract additional client relationships.

In considering the profitability to the Subadviser of its relationship with the Fund and the profitability to VIA from its affiliation with DPIM, the Board noted that the fees under the Current Subadvisory Agreement would be paid by VIA out of the advisory fee that it receives under the Advisory Agreement, but because the advisory fee rate is 0.00%, no subadvisory fees would be paid to DPIM under the New Subadvisory Agreement. The Board further noted that profitability to VIA would remain the same because the Advisory fee will remain the same, and it would pay the same subadvisory fee to DPIM under the New Subadvisory Agreement that it pays under the Current Subadvisory Agreement.
In addition, the Board noted that there will be no material fee impact to shareholders. The Board also took into account the current size of the Fund, and noted that the Fund may realize certain economies of scale if the assets of the Fund were to increase and that shareholders of the Fund would have an opportunity to benefit from these economies of scale. The Board did not otherwise consider the potential economies of scale in the DPIM’s management of the Fund to be a material factor in its consideration at this time. Based on all the foregoing reasons, the Board concluded that the proposed New Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Fund’s assets by DPIM.
Required Vote
Approval of the New Subadvisory Agreement with the Subadviser requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If the New Subadvisory Agreement is not approved, the Board of Trustees will consider the options available to the Fund that are in the best interests of shareholders.

PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT VIA TO
HIRE AND REPLACE SUBADVISERS OR TO MODIFY
SUBADVISORY AGREEMENTS WITHOUT
SHAREHOLDER APPROVAL, AND TO PERMIT THE
FUND TO DISCLOSE ADVISORY AND SUBADVISORY
FEE INFORMATION IN AN AGGREGATED MANNER
I. Introduction
The Fund operates under a structure where the Fund’s day-to-day investments are managed by a subadviser, and VIA oversees the administration of the Fund and the subadviser. Under a current existing exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”) (discussed in more detail below), one of VIA’s duties is to recommend to the Board, if conditions warrant, a subadviser’s hiring, termination or replacement, if VIA deems it appropriate to achieve the overall objectives of the Fund. The Trust proposes that VIA, for the Fund, and subject to approval of its Board and certain conditions, be permitted to, without obtaining the prior approval of a majority of the outstanding voting securities of the Fund as is otherwise required by Section 15 of the 1940 Act: (i) select affiliated, whether partially or wholly-owned, and unaffiliated investment advisers (“Subadvisers”) to manage all or a portion of the assets of the Fund and enter into subadvisory agreements with Subadvisers, and (ii) materially amend subadvisory agreements with Subadvisers. The Trust further proposes that the Fund be permitted to disclose advisory and subadvisory fee information in an aggregated manner.
For these purposes, an unaffiliated Subadviser is an investment subadviser for the Fund that is not an affiliate of the Fund or VIA, which means that (a) it does not control and is not owned or controlled by the same parent of the Trust or VIA, (b) it does not own or control 5% of the outstanding voting shares of any Fund or VIA, or (c) a Fund or VIA does not own or control 5% of its outstanding voting shares (an “Unaffiliated Subadviser”). A partially-owned Subadviser for the Fund means a subadviser which is partially-owned (meaning an entity that owns or controls a portion of the equity of another entity, either directly or indirectly through other subsidiaries) by VIA, a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (“Partially-Owned Subadviser”), or a parent company of VIA. Furthermore, a wholly-owned Subadviser for the Fund means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either VIA or a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (a “Wholly-Owned Subadviser”). Partially-Owned Subadvisers and Wholly-Owned Subadvisers together are “Affiliated Subadvisers.”

As described further below, VIA and the Trust currently have the authority, with respect to the Fund, to hire, terminate or replace Unaffiliated Subadvisers or materially amend subadvisory agreements with such Unaffiliated Subadvisers without prior shareholder approval under the current exemptive order.
In this proposal, VIA and the Trust are seeking similar authority with respect to both Partially-Owned and Wholly-Owned Subadvisers pursuant to an exemptive order issued October 25, 2016 by the SEC to VIA and the Trust, and to a no-action letter recently issued by U.S. Securities and Exchange Commission (“SEC”) as further described below.
II. Description of Current Applicable Exemptive Order and Additional Exemptive Relief
The Current Applicable Exemptive Order
VIA and the Trust currently have an exemptive order (the “Current Order”) issued September 29, 2008, by the SEC that grants exemptions from certain provisions of the 1940 Act. Pursuant to the Current Order, VIA may, with respect to the Fund and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers without such agreements being approved by the shareholders of the Fund. The Trust and VIA therefore, with approval from the Board, have the right to hire, terminate, or replace Unaffiliated Subadvisers and modify or amend their subadvisory agreement without shareholder approval. VIA continues to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board. Within 90 days of the hiring of any new Unaffiliated Subadviser for the Fund under the Current Order, shareholders of the Fund would be furnished with all information about the new subadviser that would have been in a proxy statement seeking shareholder approval of the new subadviser. However, the Current Order does not permit the Trust or VIA, with respect to the Fund, to enter into and materially amend subadvisory agreements with any subadvisers that are affiliated with the Trust or VIA without prior shareholder approval. In addition, the Current Order does not permit the Fund to disclose advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund on an aggregate basis, but rather must disclose the amounts paid to each individually.
Description of Additional Relief
VIA and the Trust have also received an exemptive order (the “Enhanced Order”), issued October 25, 2016, by the SEC that, if this proposal is approved by shareholders, would supersede the Current Order and allow VIA and the Trust, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of the Fund:
(a)
to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the Enhanced Order would permit the Fund to disclose its advisory fees as follows:
(a)
advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;

(b)
subadvisory fees paid by VIA to multiple Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and

(c)
subadvisory fees paid by VIA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

The SEC has recently issued a no-action letter that would permit the Fund to apply the same relief in the Current Order and the Enhanced Order with respect to any existing and future Partially-Owned Subadvisers, in addition to Unaffiliated Subadvisers and Wholly-owned Subadvisers, if approved by shareholders. This proposal seeks shareholders’ approval to apply this expanded relief to the Fund and also seeks to allow VIA and the Trust to rely upon the Enhanced Order, as described above, with respect to the Fund.
If this proposal is approved by shareholders, VIA and the Trust generally intend to rely on the expanded relief under the no-action letter and to comply with its conditions which are summarized below. If, however, after this proposal is approved by shareholders the expanded relief is rescinded, VIA and the Trust intend to rely on the Enhanced Order and to comply with its conditions which are summarized below.
VIA and the Trust would be permitted, subject to certain conditions and with the approval of the Board, to do the following without obtaining prior approval from shareholders of the Fund:

(a)
to also engage or retain Partially-Owned and Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers (or only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded);

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the expanded exemptive relief would permit the Fund to disclose its advisory fees as follows (collectively, the “Aggregate Fee Disclosure”):
(a)
advisory fees paid by the Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and

(b)
subadvisory fees paid by VIA to multiple Partially-Owned and Unaffiliated Subadvisers for the Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Partially-Owned and Unaffiliated Subadviser individually (or to only Wholly-Owned and Unaffiliated Subadvisers if the no-action letter is rescinded).

The hiring of, replacement of, or changing of a subadvisory agreement with, such Subadvisers would no longer require approval by shareholders of the Fund. However, any subadvisory agreement or amendment to the Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval.
Before the Fund may rely on the Enhanced Order and expanded relief, the shareholders must approve this proposal. If the Fund’s shareholders approve this proposal, VIA will have the right to hire, terminate or replace Wholly-Owned, Partially-Owned and Unaffiliated Subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any such Subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.
Even if shareholders approve this arrangement, approval by the Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For the Fund to rely upon the expanded relief, it must comply with the conditions of the no-action letter as summarized below.
Before the Fund may rely on the expanded relief, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the expanded relief, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend the hiring, termination and replacement of Subadvisers.
The Adviser will continue to have overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend Subadvisers to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with any Subadviser that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.
At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.
When a Subadviser is hired or terminated, the Adviser must provide the Board with information about the profitability of the Adviser with respect to the Fund. In addition, when a Subadviser change is proposed for the Fund in reliance on the expanded relief, the Board will evaluate any material conflicts that may be present in the proposed subadvisory arrangement and make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.
Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the expanded relief provides, the expanded relief will expire on the effective date of that rule.
In addition, for the Fund to rely upon the Enhanced Order, it must comply with the conditions of the Enhanced Order as summarized below.
Before the Fund may rely on the Enhanced Order, its use must be approved by a Majority Vote of the Fund’s shareholders, and the Fund must disclose in its prospectus that it relies on the Enhanced Order, and that the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee and recommend their hiring, termination and replacement of Subadvisers.
The Adviser will continue to have overall supervisory responsibility for the general management and investment of the Fund’s assets. Subject to the Board’s review and approval, the Adviser will set the Fund’s investment strategies; evaluate, select and recommend subadvisors to the Fund; and implement procedures reasonably designed to ensure subadvisers comply with the Fund’s investment objective, policies and restrictions. The Adviser will also monitor and evaluate the performance of Subadvisers, and inform shareholders of the hiring of a new Subadviser within 90 days of such hiring. The Fund may not, however, enter into a new or amended subadvisory agreement with a Partially-Owned Subadviser or into a new or amended subadvisory agreement that results in an increase in the Fund’s advisory fee without first receiving shareholder approval.
At least a majority of the Board will be Independent Trustees at all times, and independent legal counsel, as defined in Rule 0-1(a)(6) under the 1940 Act, will be engaged to represent the Independent Trustees. The selection and nomination of new or additional Independent Trustees, and the selection of independent legal counsel, will be within the discretion of the then-existing Independent Trustees.
No less frequently than quarterly, and when a Subadviser is hired or terminated, the Adviser must provide the Board with the relevant information about the profitability of the Adviser. In addition, when a Subadviser change is proposed for the Fund in reliance on the Enhanced Order, the Board will make a separate finding that (i) the change is in the best interests of the Fund and its shareholders, and (ii) the change does not involve a conflict of interest from which the Adviser or Subadviser receives an inappropriate advantage.
Any ownership interest in a Subadviser by a Trustee or officer of the Fund, or partner, director, manager, or officer of the Adviser, must be limited to (i) ownership interests in the Adviser and certain entities that controls, is controlled by, or is under common control with the Advisor; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a subadviser that is a publicly-traded company or an entity that controls, is controlled by or is under common control with a subadviser.
Lastly, if the SEC adopts a rule under the 1940 Act that provides substantially similar relief that the Enhanced Order provides, the Enhanced Order will expire on the effective date of that rule.
Although shareholder approval would not be required for the Adviser to terminate subadvisory agreements under the expanded relief, shareholders of the Fund have the right to terminate subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund, and this right of shareholders will not be affected by any of the provisions in the expanded relief.
The Board has concluded that, by approving this proposal, shareholders will afford the Fund the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary Subadviser changes. Therefore, if shareholders approve this proposal, they could benefit from potential cost savings to the Fund, as well as allowing VIA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of the Fund and its shareholders.
Required Vote
Approval of this Proposal requires a Majority Vote of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. If the Fund’s shareholders do not approve this proposal, the Fund would continue to rely on the Current Order, which permits VIA to hire, terminate or replace only Unaffiliated Subadvisers without shareholder approval, but no Wholly-Owned or Partially-Owned subadvisers, and does not permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.

SHARE OWNERSHIP INFORMATION
As of the Record Date, the following chart lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund.
Shareholder and Address	Class	Shares	Percent of Class
AMERICAN ENTERPRISE INVESTMENT SVC FBO #XXXX9970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	A	76,178.60	5.47
	C	29,347.17	16.88
	I	264,276.40	14.47
FIFTH THIRD BANK TTEE FBO BK NEW HAMPSHIRE 5001 KINGSLEY DR DEPT 630074 CINCINNATI OH 45263	I	242,915.712	13.3
LPL FINANCIAL A/C 1000-0005 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	I	119,622.918	6.55
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E 3RD FL JACKSONVILLE FL 32246-6484	A	117,514.95	8.43
	C	20,991.022	12.08
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITSL 3 CUSTOMERS 1 NEW YORK PLAZA FL 12 NEW YORK NY 10004-1901	A	35,0672.845	25.16
	C	11,831.384	6.81
	I	244,850.941	13.41
NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	A	88,532.363	6.35
	C	18,755.395	10.79
	I	418,619.573	22.92
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	I	98,559.91	5.4
UBS WM USA 0O0 11011 6100 SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086	C	33,756.297	19.42
	I	203,446.19	11.14
WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103	A	368,454.797	26.43
	C	12,143.368	6.99

As of the Record Date, the officers and Trustees of the Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.
PORTFOLIO TRANSACTIONS
The Fund does not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Fund may receive brokerage commissions. The Fund does not conduct portfolio transactions through affiliated brokers.

OTHER BUSINESS
The Board of Trustees knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.
Under the provisions of the Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trust does not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals to be presented at any subsequent shareholder meeting must be received by the Trust in care of the Trust’s Secretary at One Financial Plaza, Hartford, CT 06103, within a reasonable period of time before the Trust solicits proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials for that meeting. Shareholders collectively holding at least 10% of the outstanding shares of the Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY JANUARY 13, 2020, IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Board of Trustees

Name:	Kevin J. Carr
Title:	Secretary Virtus Opportunities Trust

VIRTUS OPPORTUNITIES TRUST
Virtus Duff  & Phelps Real Asset Fund
SUBADVISORY AGREEMENT
[Date]
Duff  & Phelps Investment Management Co.
200 South Wacker Drive,
Suite 500
Chicago, IL 60606
RE: Subadvisory Agreement
Ladies and Gentlemen:
Virtus Opportunities Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including Virtus Duff  & Phelps Real Asset Fund (sometimes hereafter referred to as the “Series”).
Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.
1.
Appointment as a Subadviser.   The Adviser, being duly authorized, hereby appoints Duff  & Phelps Investment Management Co. (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.
Acceptance of Appointment; Standard of Performance.   The Subadviser accepts its appointment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.
Services of Subadviser.   In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

4.
Transaction Procedures.   All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5.
Allocation of Brokerage.   The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.
In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.
B.
The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.
The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of  (i) the Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of  (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of  (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.
D.
Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

6.
Proxies and Other Shareholder Actions.

A.
Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.
B.
The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

7.
Prohibited Conduct.   In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.
8.
Information and Reports.

A.
The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.
B.
Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.
The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

D.
The Subadviser shall promptly notify the Adviser and the Trust in the event that any of the Subadviser’s employees or contractors raise any issues concerning any actual or potential material violation of any law, regulation or internal policy of the Subadviser, in each case actually or potentially affecting the Designated Series.

9.
Fees for Services.   The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

10.
Limitation of Liability.   Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Series shall inure to the benefit of the Series. For the avoidance of doubt, it is acknowledged and agreed that the Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Series, the Trust (on behalf of the Series), or the Adviser against the Subadviser for recovery pursuant to this section.
11.
Confidentiality.   Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser’s clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.
Assignment.   This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in

Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.
13.
Representations, Warranties and Agreements of the Subadviser.   The Subadviser represents, warrants and agrees that:

A.
It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.
It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

C.
It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.
D.
It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.
It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of  “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.
F.
The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

G.
To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.
H.
The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.
No Personal Liability.   Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus Opportunities Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.
Entire Agreement; Amendment.   This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.
Effective Date; Term.   This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until [Date (no more than 2 years after initial Board approval)]. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Trust and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.
17.
Termination.   This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust, upon 60 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 60 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 60 days’ prior written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Termination of this Agreement will not affect any outstanding orders or transactions or any legal rights or obligations which may already have arisen. Transactions in progress at the date of termination will be completed by the Subadviser as soon as reasonably practicable. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.
Applicable Law.   To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this

Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.
19.
Severability.   If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.
Notices.   Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)
To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, Connecticut 06103
Attn: Kevin J. Carr
Telephone: (860) 263-4791
Facsimile: (860) 241-1024
E-mail: kevin.carr@virtus.com

(b)
To the Subadviser at:

Duff  & Phelps Investment Management Co.
200 S. Wacker Drive, Suite 500
Chicago, IL 60606
Attn: [                 ]
Telephone: [           ]
Facsimile: [           ]
Email: [           ]

21.
Certifications.   The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the

Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.
22.
Indemnification.

A.
The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.
B.
The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.
A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt written notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

D.
No party will be liable to another party for consequential damages under any provision of this Agreement.

23.
Receipt of Disclosure Documents.   The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.
Counterparts; Fax Signatures.   This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.
Bankruptcy and Related Events.   Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

VIRTUS OPPORTUNITIES TRUST
By:

Name:
Title:
VIRTUS INVESTMENT ADVISERS, INC.
By:

Name:
Title:
ACCEPTED:
DUFF & PHELPS INVESTMENT MANAGEMENT CO.
By:

Name:
Title:
SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

SCHEDULE A
OPERATIONAL PROCEDURES
In order to minimize operational problems, it will be necessary for a flow of information to be supplied in a secure manner by Subadviser to the Trust’s service providers, including: The Bank of New York Mellon (the “Custodian”), Virtus Fund Services, LLC (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), [                  (the “Prime Broker”)] and all other Counterparties/Brokers as required.
The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.
The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 5:00 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on trade date +1 by 11:00 a.m. (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:
1.
Transaction type (e.g., purchase, sale, open, close, put call);

2.
Security type (e.g., equity, fixed income, swap, future, option, short, long);

3.
Security name;

4.
Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);

5.
Number of shares and par, original face, contract amount, notional amount;

6.
Transaction price per share (clean if possible);

7.
Strike price;

8.
Aggregate principal amount;

9.
Executing broker;

10.
Settlement agent;

11.
Trade date;

12.
Settlement date;

13.
Aggregate commission or if a net trade;

14.
Interest purchased or sold from interest bearing security;

15.
Net proceeds of the transaction;

16.
Trade commission reason: best execution, soft dollar or research (to be provided quarterly);

17.
Derivative terms;

18.
Non-deliverable forward classification (to be provided quarterly);

19.
Maturity/expiration date; and

20.
Details of margin and collateral movement.

When opening accounts with brokers for, and in the name of, the Trust, the account must be a cash account. No margin accounts are to be opened by the Subadviser in the name of the Trust or any Series except as specifically approved by the Trust and the Fund Administrator. Delivery instructions are as specified by the Custodian. The Custodian will supply the Subadviser daily with a cash availability report via access to the Custodian website, or by email or by facsimile and the Sub-Accounting Agent will provide a five-day cash projection. This will normally be done by email or, if email is unavailable, by another form of immediate written communication, so that the Subadviser will know the amount available for investment purposes.

SCHEDULE B
RECORDS TO BE MAINTAINED BY THE SUBADVISER
1.
(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.
The name of the broker;

B.
The terms and conditions of the order and of any modifications or cancellations thereof;

C.
The time of entry or cancellation;

D.
The price at which executed;

E.
The time of receipt of a report of execution; and

F.
The name of the person who placed the order on behalf of the Trust.

2.
(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.
Shall include the consideration given to:

(i)
The sale of shares of the Trust by brokers or dealers.

(ii)
The supplying of services or benefits by brokers or dealers to:

(a)
The Trust,

(b)
The Adviser,

(c)
The Subadviser, and

(d)
Any person other than the foregoing.

(iii)
Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.
Shall show the nature of the services or benefits made available.

C.
Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.
Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.
(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.
(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.
Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

*
Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

SCHEDULE C
SUBADVISORY FEE
For services provided to the Trust, the Adviser will pay to the Subadviser a fee, payable monthly in arrears, equal to 50% of the net advisory fee applicable to the Designated Series, calculated as follows:
1.
The total expenses of the Designated Series will be calculated in accordance with the terms of its prospectus, including application of the gross advisory fee.

2.
Such total expenses will be reduced by the application of any applicable fee waiver and/or expense limitation agreement, in accordance with the terms thereof.

3.
The net advisory fee applicable to the Designated Series will then be calculated by subtracting from the gross advisory fee any amount required to be waived under the applicable fee waiver(s) and/or reimbursed under such applicable expense limitation agreement.

4.
In the event that the Adviser waives its entire fee and also assumes expenses of the Designated Series pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing [ ]% of the assumed amount.

5.
If during the term of this Agreement the Adviser later recaptures some or all of the fees waived or expenses assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser a pro rata amount of the fee(s)/expense(s) recaptured that is attributable to the Subadviser’s portion of the original waiver/assumed expense.

SCHEDULE D
SUBADVISER FUNCTIONS
With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:
(a)
An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)
Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered “illiquid” for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance; vii) compliance with the Investment Guidelines; viii) description of material changes in policies or procedures; and ix) description of any significant firm related developments;

(c)
Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)
Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)
Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)
Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

SCHEDULE E
FORM OF SUB-CERTIFICATION
To:
Re:
Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:
[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.
[Name of Designated Series].
In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Trust.
Schedule of Investments
Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.
In addition, our organization has:
a.
Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.
Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.
In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of  [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.
I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:
a.
All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.
Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:
a.
The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.
The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.
I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.
The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.
Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

SCHEDULE F
DESIGNATED SERIES
Virtus Duff  & Phelps Real Asset Fund

PROXY TABULATORP.O. BOX 9112FARMINGDALE, NY 11735To vote by Internet1) Read the Proxy Statement and have the proxy cardbelow at hand.2) Go to website www.proxyvote.com3) Follow the instructions provided on the website.To vote by Telephone1) Read the Proxy Statement and have the proxy cardbelow at hand.2) Call 1-800-690-69033) Follow the instructions.To vote by Mail1) Read the Proxy Statement.2) Check the appropriate boxes on the proxy card below.3) Sign and date the proxy card.4) Return the proxy card in the envelope provided.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:E86597-S93203KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYThe Board of Trustees recommends a vote FOR the following proposals. For Against Abstain1. To approve a Subadvisory Agreement by and among the Trust, Virtus Investment Advisers, Inc. ("VIA") and Duff  & Phelps Investment Management Co.2. To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to the Fund to hire, terminate and replace affiliated (both whollyownedand partially-owned) and unaffiliated subadvisers for the Fund or to modify subadvisory agreements for the Fund without shareholder approval, andto permit the Fund to disclose advisory and subadvisory fee information in an aggregated manner.NOTE: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for aminor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name andindicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should eachsign these instructions. Please sign, date and return.Signature [PLEASE SIGN WITHIN BOX] Date Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.E86598-S93203PROXY Virtus Rampart Alternatives Diversifier Fund PROXYSPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 14, 2020THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Virtus Rampart AlternativesDiversifier Fund (the "Fund"), a series of Virtus Opportunities Trust (the "Trust"), revoking previous proxies, hereby appoint(s) Kevin J.Carr, Jennifer S. Fromm and Holly van den Toorn, or any one of them true and lawful attorneys with power of substitution of each, tovote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on January14, 2020, at the offices of Virtus Investment Partners, Inc., One Financial Plaza, Hartford, Connecticut 06103, at 2:00 p.m. EasternTime, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above areauthorized to vote upon such other matters as may properly come before the meeting.Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. The sharesrepresented hereby will be voted as indicated or FOR the proposals if no choice is indicated.